Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-20891

Third Avenue Trust

Third Avenue Small-Cap Value Fund

(THE “FUND”)

Supplement dated September 24, 2021 to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2021, as may be amended or supplemented from time to time

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

Changes to the Fund’s Portfolio Management Team

Effective September 23, 2021 Evan Strain resigned as Portfolio Manager of the Fund. Victor Cunningham will continue as Portfolio Manager, and will continue to be primarily responsible for the day-to-day investment activities of the Fund.

Accordingly, the Prospectus and SAI are revised as follows:

•	The section of the Prospectus related to Mr. Strain on page 11 thereof in the Section entitled “Portfolio Managers” is hereby deleted in its entirety,

•	The section of the Prospectus related to Mr. Strain on page 27 thereof in the Section entitled “Portfolio Managers” is hereby deleted in its entirety, and

•	All references to Mr. Strain on pages 39 and 41 of the SAI in the sections entitled “Portfolio Managers” and “Securities Ownership of Portfolio Managers”, respectively, are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE